UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2016

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

(a)The Annual Meeting of Stockholders (the “Annual Meeting”) of Christopher & Banks Corporation (the “Company”) was held on June 30, 2016.

(b)There were 37,084,323 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 31,463,328 of those shares (84.84%) were represented in person or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•	election of seven directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	an advisory vote on executive compensation as described in the Annual Meeting Proxy Statement (the “say-on-pay” vote);

•	approval of certain amendments to the Company’s Directors’ Equity Incentive Plan (“Directors’ Plan”) including in the number of shares authorized under the Directors’ Plan by 500,000 to 1,000,000; and

•

ratification of the selection by the Audit Committee of the Board of Directors appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
Jonanthan Duskin	21,860,632	1,829,545	90,590	7,682,561
	92.3%	7.7%	0.2%	20.7%
Seth R. Johnson	23,596,376	93,801	90,590	7,682,561
	99.6%	0.4%	0.2%	20.7%
Kent A. Kleeberger	23,680,267	75,333	25,167	7,682,561
	99.7%	0.3%	0.1%	20.7%
William F. Sharpe, III	23,620,252	136,148	24,367	7,682,561
	99.4%	0.6%	0.1%	20.7%
LuAnn Via	23,252,183	307,229	221,355	7,682,561
	98.7%	1.3%	0.6%	20.7%
Lisa W. Wardell	23,611,887	143,862	25,018	7,682,561
	99.4%	0.6%	0.1%	20.7%
Laura A. Weil	23,611,435	145,114	24,218	7,682,561
	99.4%	0.6%	0.1%	20.7%

Accordingly, each of the seven nominees was elected as a director to serve until the 2017 Annual Meeting of Stockholders.

The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
23,283,827	408,256	88,684	7,682,561
98.3%	1.7%	0.2%	20.7%

Accordingly, a majority of votes cast of on the advisory “say-on-pay” vote were “for” approval of the executive compensation as described in the Annual Meeting proxy statement.

The results of the voting on the approval of certain amendments to the Directors’ Plan including an increase in the number of shares authorized under the Directors’ Plan by 500,000 to 1,000,000 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
21,225,846	2,478,951	75,970	7,682,561
89.5%	10.5%	0.2%	20.7%

Accordingly, a majority of votes cast on certain amendments to the Directors’ Plan were in favor of the proposal.

The results of the voting on the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)
31,224,235	94,615	144,478
99.7%	0.3%	0.4%

Accordingly, a majority of votes cast on the ratification of the auditors were in favor of the proposal and the selection of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: July 1, 2016	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel